UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

Maison Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 N Garfield Ave, Monterey Park, California 91754
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 737-5888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 10, 2024, Maison Solutions Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the consummation of AZLL, LLC’s, an Arizona limited liability company and a wholly-owned subsidiary of the Company, acquisition of 100% of the outstanding equity interests in Lee Lee Oriental Supermart, Inc. d/b/a Lee Lee Oriental Supermarket, Lee Lee International Supermarkets or Lee Lee (“Lee Lee”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements Item 9.01 of the Original Form 8-K for the historical audited financial statements of Lee Lee, the historical unaudited interim financial statements of Lee Lee and the unaudited pro forma condensed combined financial information of the Company pursuant to Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. Except as noted in this paragraph, no other information contained in the Original Form 8-K is amended or supplemented.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business or funds acquired.

The historical audited financial statements of Lee Lee and the historical unaudited interim financial statements of Lee Lee required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 and Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b) Pro forma financial information.

In accordance with Rule 11-02(c)(1) of Regulation S-X, a pro forma balance sheet has not been prepared to give effect to the acquisition of Lee Lee on April 8, 2024 (the “Lee Lee Acquisition”), as it is reflected in the Company’s Audited Consolidated Balance Sheet included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2024, which was filed with the SEC on August 13, 2024 (the “Form 10-K”). Additionally, a pro forma statement of comprehensive income has not been prepared to give effect the Lee Lee Acquisition, as it is reflected in footnote 18 to the Company’s financial statements included in the Company’s Form 10-K for the year ended April 30, 2024.

(d) Exhibits.

Exhibit No.	Description
99.1	The audited financial statements of Lee Lee for the years ended December 31, 2022 and December 31, 2023.
99.2	The unaudited financial statements of Lee Lee for the three months ended March 31, 2023 and March 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025	MAISON SOLUTIONS INC.

	By:	/s/ John Xu
John Xu
Chief Executive Officer, Chairman and President

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